EXHIBIT 99.(a)(1)(ii)

Letter of Transmittal to Tender Shares of Common Stock
 of
THE MEXICO EQUITY AND INCOME FUND, INC.
Pursuant to the Offer to Purchase dated January 11, 2019

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the Special Delivery Instructions below) a check representing a cash payment for shares of common stock, par value $0.001 per share, of The Mexico Equity and Income Fund, Inc. (the "Fund") (collectively, the "Shares") tendered pursuant to this Letter of Transmittal, at a price equal to 99% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange on February 15, 2019, or if the offer is extended, on the date to which the offer is extended, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 11, 2019 (as it may be amended or supplemented from time to time, the "Offer to Purchase" and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the "Offer").

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON FEBRUARY 15, 2019, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "TERMINATION DATE")

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.    See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

By Mail:	By Hand or Courier:
Broadridge, Inc. Attn: BCIS Re-Organization Department PO Box 1342 Brentwood, NY 11717-0718	Broadridge, Inc. Attn: BCIS IWS 51 Mercedes Way Edgewood, NY 11717

Pursuant to the Offer by The Mexico Equity and Income Fund, Inc. to purchase up to 25% of its outstanding Shares (approximately 1,723,866 Shares), the undersigned encloses herewith and tenders the following certificate(s) representing Shares of the Fund:

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Book Entry Shares Tendered

Total Shares
* Need not be completed by Book-Entry Stockholders. ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates described above are being tendered hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE ADMINISTRATOR  BY CALLING 877-785-0376.

You have received this Letter of Transmittal in connection with the Fund’s offer to purchase up to 25% of its Shares, at a price equal to 99% of the net asset value per Share as of the close of regular trading on the New York Stock Exchange on February 15, 2019, or if the Offer is extended, on the date to which the Offer is extended, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase, dated January 11, 2019.

You should use this Letter of Transmittal to deliver to Broadridge, Inc. (the “Depositary”) Shares represented by stock certificates, or held in book-entry form on the books of the Fund, for tender. Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee book-entry transfer, must use an Agent's Message (as defined in Instruction 2 below).

Delivery of documents to DTC will not constitute delivery to the Depositary.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE DEPOSITORY TRUST COMPANY (“DTC” OR THE “BOOK-ENTRY TRANSFER FACILITY”), IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

This Letter of Transmittal is to be used (a) if certificates for Shares are to be forwarded herewith or (b) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at DTC pursuant to the procedure set forth in Section 3, Procedure for Tendering Shares, of the Fund’s Offer to Purchase. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _____________________________________________

Account Number:_________ Transaction Code Number: ________

Participant Number __________

If the tendered Shares are being tendered by a nominee holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made: _________________

PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.

Ladies and Gentlemen:

The undersigned hereby tenders to The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), the shares of the Fund’s common stock, $0.001 par value per share (the “Shares”) described below, at a price per Share (the “Purchase Price”) equal to 99% of the net asset value in U.S. dollars (“NAV”) per Share as of the close of regular trading on the New York Stock Exchange on February 15, 2019, or such later date to which the Offer is extended, upon the terms and subject to the conditions set forth in the Fund’s Offer to Purchase, dated January 11, 2019, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). The Termination Date of the Offer is 5:00 p.m., New York City time, on February 15, 2019. If the Fund, in its sole discretion, shall have extended the period for which the Offer is open, the Termination Date shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

Subject to, and effective upon, acceptance of payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens,  restrictions,  charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Termination Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Termination Date in accordance with Section 4, Rights of Withdrawal, of the Fund’s Offer to Purchase. After the Termination Date, tenders made pursuant to the Fund’s Offer to Purchase will be irrevocable.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3, Procedure for Tendering Shares, of the Fund’s Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to accept any of the Shares tendered hereby.

Unless otherwise indicated herein under Special Payment Instructions, please issue the check for the Purchase Price in the name(s) of the registered holder(s) appearing under Description of Shares Tendered. The Fund will no longer issue certificates for Shares. Unless otherwise indicated herein under Special Payment Instructions, please return Shares represented by certificates that are not tendered or accepted for payment by credit to an account at DTC in the name(s) of the registered holder(s). Similarly, unless otherwise indicated under Special Delivery Instructions, please deliver the check for the Purchase Prices for the Shares accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under Description of Shares Tendered. In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return the Shares or deliver the check as indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer which Shares may be tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTION 9)	(SEE INSTRUCTION 9)
To be completed ONLY if (i) the check for the Purchase Price for certificated Shares accepted for payment is, or (ii) Shares represented by certificates that are not tendered or accepted are, to be issued to someone other than the registered holder.

To be completed ONLY if the check for the Purchase Price for certificated Shares accepted for payment is to be delivered to someone other than the registered holder and/or to an address other than that shown above.

Mail Certificate to:
Name	Name
(Please Print)	(Please Print)
Address	Address

(City, State, Zip Code)	(City, State, Zip Code)

Complete Payer Substitute Form W-9 (Tax Identification (Social Security) Number)

IMPORTANT--SIGN HERE

(IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)

        __________________________________________________________________________
(Signature(s) of Stockholder(s))

Dated: ______________, 20___

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted under this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s)
                          (Please Print)

Capacity (Full Title)

Address
                        City State Zip Code

Area Code and Telephone Number

Taxpayer Identification Number or Social Security Number

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 6)

Authorized
Signature:

Name:
(Please Print)

Title:

Name of Firm:

Address:
(City State Zip Code)

Area Code and Telephone Number:

Dated: ________________, 20___

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (including, for purposes of this document, any participant in The Depository Trust Company (“DTC”) whose name appears on DTC’s security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the Special Delivery Instructions or the Special Payment Instructions herein, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a Stock Transfer Association approved medallion program (such as STAMP, SEMP or MSP) (each, an “Eligible Institution”).  In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.  See Instruction 6.

2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used only by registered Stockholders of certificated or book-entry Shares.  If Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee book-entry transfer, an Agent’s Message must be used.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Delivery Procedure, which states that DTC has received an express acknowledgement from the DTC participant that submitted the Shares for tender that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Fund may enforce such agreement against such participant.

Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary’s account at DTC of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Termination Date.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL, HIS, HER OR ITS SHARES (IN PROPER CERTIFICATED OR UNCERTIFICATED FORM) AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL TO BE TIMELY DELIVERED IN ACCORDANCE WITH THE OFFER.

The Fund will not accept any alternative, conditional or contingent tenders. All tendering Stockholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal (or photocopy hereof), waive any right to receive any notice of the acceptance for payment of their Shares.

3. Lost Certificates. In the event that any Stockholder is unable to deliver to the Depositary the certificate(s) representing his, her or its Shares due to the loss or destruction of such certificate(s), such fact should be included on the face of this Letter of Transmittal. In such case, the Stockholder should also contact the Depositary, at 855-793-5068, to report the lost securities. The Depositary will forward additional documentation which such Stockholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

4. Inadequate Space. If the space provided in any of the above boxes is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached to the Letter of Transmittal.

5. Partial Tenders and Unpurchased Shares. (Not applicable to Stockholders who tender by book-entry transfer.) The Fund will no longer issue certificates for Shares. If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the column entitled Number of Shares Tendered. In such case, the remainder of the Shares evidenced by the old certificate(s) will be issued in book-entry form by credit to an account maintained by DTC in the name of the registered holder, unless otherwise specified in the Special Payment Instructions in this Letter of Transmittal, as soon as practicable after the Termination Date. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. Signature(s) by registered holder(s) on this Letter of Transmittal must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the tendered Shares are owned of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, certificated Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered  holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1. If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

7. Stock Transfer Taxes. Except as set forth in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Fund’s Offer to Purchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8. Tender of More Than 25% of Fund Shares. In accordance with the rules of the Commission, the Fund may purchase additional Shares not to exceed 2% of the outstanding Shares (approximately 137,909 Shares) without amending or extending the Offer. In the event that the Offer is oversubscribed, the Board of Directors, in its sole discretion, may (a) purchase all of the Shares tendered, including Shares in excess of the limitation, by amending or extending the Offer or (b) purchase Shares pro rata among tendering Stockholders in proportion to the number of Shares tendered to the Fund by each such Stockholder.

9. Special Payment and Delivery Instructions. If (i) the check for the Purchase Price for certificated Share accepted for payment is to be issued to someone other than the registered holder or (ii) certificated Shares that are not tendered or accepted are to be issued to someone other than the registered holder, the box captioned “Special Payment Instructions” on this Letter of Transmittal should be completed and signature guarantee provided accordingly.  If the check for the Purchase Price for certificated Shares accepted for payment is to be delivered to someone other than the registered holder and/or to an address other than that shown above, the box captioned “Special Delivery Instructions” on this Letter of Transmittal should be completed and signature guarantee provided accordingly.

10. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (a) determined by it not to be in proper form or (b) the acceptance of or payment for which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in the tender of any particular Shares or Stockholder, and the Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived.

NONE OF THE FUND, ITS BOARD OF DIRECTORS, THE INVESTMENT ADVISER, THE DEPOSITARY, THE ADMINISTRATOR  OR ANY OTHER PERSON IS OR SHALL BE OBLIGATED TO GIVE ANY NOTICE OF DEFECTS OR IRREGULARITIES IN TENDERS OR STOCKHOLDERS, NOR SHALL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE. UNLESS  WAIVED, ANY DEFECTS OR IRREGULARITIES MUST BE CURED WITHIN SUCH TIME AS THE FUND SHALL DETERMINE.

11. Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Fund’s Offer to Purchase and this Letter of Transmittal may be obtained from, the Administrator  at the address set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company, or other nominee. The Administrator will also provide Stockholders, upon request, with a Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (W-8BEN) or a Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States (W-8ECI).

12. Backup Withholding Tax. Each U.S. Stockholder that desires to participate in the Offer who has not already submitted a correct, completed and signed Form W-9 to the Fund, or does not otherwise establish an exemption from withholding, must notify the Depositary of his, her or its correct taxpayer identification number (“TIN”) (or certify that he, she or it is awaiting a TIN) and provide certain other information by completing and providing to the Depositary the Substitute Form W-9 provided under “Important Tax Information” below.  Failure either to provide the information on the form or to check the box in Part 2 of the form will result in a defective submission and the Fund will be unable to accept the Stockholder’s tendered Shares.

13. Withholding for Non-U.S. Stockholders. Each non-U.S. Stockholder who tenders Shares pursuant to the Offer who has not already submitted a correct, completed and signed Form W-8 to the Fund, must complete the Form W-8 included with this Letter of Transmittal and provide it to the Depositary.  Failure to provide the Form W-8 will result in a defective tender and the Fund will be unable to accept the Shares so tendered.

Even if a non-U.S. Stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a non-U.S. Stockholder or his, her or its agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a non-U.S. Stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8 BEN or Form W-8 BEN-E, as applicable. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the U.S., a non-U.S. Stockholder must deliver to the Depositary a properly completed and executed IRS Form W-8 ECI. The Depositary will determine a Stockholder’s status as a non-U.S. Stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Forms W-8 BEN, W-8 BEN-E or W-8 ECI) unless facts and circumstances indicate that such reliance is not warranted. A non-U.S. Stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such Stockholder satisfies certain requirements or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-U.S. Stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

IMPORTANT: This Letter of Transmittal (together with certificates for Shares and all other required documents) must be received by the Depositary prior to the Termination Date, at the appropriate address set forth below:

The Depositary for the Offer is:

Broadridge, Inc.
For Account Information Call:
Toll Free: 855-793-5068
Email:  shareholder@Broadridge.com
By Mail or By Hand or Courier:

By Mail:	By Hand or Courier:
Broadridge, Inc. Attn: BCIS Re-Organization Department PO Box 1342 Brentwood, NY 11717-0718	Broadridge, Inc. Attn: BCIS IWS 51 Mercedes Way Edgewood, NY 11717

IMPORTANT TAX INFORMATION

THE FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. PARTICIPATION IN THE OFFER IS GENERALLY A TAXABLE TRANSACTION. ALL STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OFFER AND ARE ALSO URGED TO REVIEW SECTION 8 OF THE FUND’S OFFER TO PURCHASE.

SUBSTITUTE FORM W-9 OR FORM W-8

Under the U.S. federal income tax laws, the Depositary may be required to withhold 24% of the amount of any payment made to certain holders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. Stockholder must provide the Depositary with such Stockholder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 set forth below. In general, if a Stockholder is an individual, the TIN is the Social Security number of such individual. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a penalty imposed by the IRS. Certain Stockholders (including, among others, most corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 (or an applicable Form W-8 in the case of a foreign person) to avoid possible erroneous backup withholding. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

In order for a non-U.S. Stockholder to avoid 24% backup withholding, the Stockholder must submit a statement to the Depositary signed under penalties of perjury attesting that he/she/it is a non-U.S. Stockholder. Form W-8 and instructions for such statement are enclosed for non-U.S. Stockholders. To qualify as an exempt recipient on the basis of foreign status, a Stockholder must submit a properly completed Form W-8 BEN, W-8 BEN-E or Form W-8 ECI, signed under penalties of perjury, attesting to that person’s exempt status. A Stockholder would use a Form W-8 BEN to certify that it is neither a citizen nor a resident of the United States and certain other information (in the case of  natural person), a Form W-8 BEN-E to certify that it is not a U.S. resident entity for U.S. income tax purposes (in the case of a non-natural person), and would use a Form W-8 ECI to certify that (1) it is neither a citizen nor resident of the U.S., and (2) the proceeds of the tender of the Shares is effectively connected with a U.S. trade or business. A foreign Stockholder may also use a Form W-8 BEN or Form W-8 BEN-E, as applicable to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person’s country of residence.

A STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO HIS, HER OR ITS QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

Failure to complete Substitute Form W-9 or Form W-8 will cause the Shares to be deemed invalidly tendered. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Stockholder may claim a refund from the IRS.

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 (BELOW) OR FORM W-8 AS APPLICABLE.

PAYER’S NAME:    US Bancorp Fund Services, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	__________________ Social Security Number OR __________________ Employer Identification Number
	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification
Part 3—Certification Under Penalties of Perjury, I certify that:
(1)  The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),
(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
(3)   I am a U.S. person (including a U.S. resident alien).
Part 4— Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                                           DATE_______________________
NAME ________________________________________________________________
ADDRESS
CITY                                            STATE                                 ZIP CODE ___________________
 ENTITY TYPE: ☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate ☐ Limited liability company.  For a limited liability company, enter the tax classification (C=C Corporation, S=S Corporation, P= Partnership) ___.
Other: _________________________.

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YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME:  US Bancorp Fund Services, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer Identification Numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship or disregarded entity owned by an individual	The owner(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)
3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization
5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership or multi-member LLC	The partnership
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization
7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)
You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.  Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Certain payees may be exempt from backup withholding, but should still file Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding.  For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.  — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS.  The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

Broadridge, Inc.
For Account Information Call:
Toll Free: 855-793-5068
By Mail or By Hand or Courier:

By Mail:	By Hand or Courier:
Broadridge, Inc. Attn: BCIS Re-Organization Department PO Box 1342 Brentwood, NY 11717-0718	Broadridge, Inc. Attn: BCIS IWS 51 Mercedes Way Edgewood, NY 11717

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Administrator at its telephone number and location listed below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Administrator at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Administrator for the Offer is:

U.S. Bancorp
Toll Free: 877-785-0376
Email: Closedend@USBank.com